GRANT NO. ________

LENCO MOBILE, INC.

2009 EQUITY INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Lenco Mobile, Inc., a Delaware corporation (the “Company”), hereby grants an Option to purchase shares of its Common Stock (the “Shares”) to the Optionee named below.  The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Lenco Mobile, Inc. 2009 Equity Incentive Plan (the “Plan”).

Date of Option Grant:  __________________, [YEAR]

Name of Optionee:  _________________________________________________

Optionee’s Social Security Number:  _____-____-_____

Number of Shares Covered by Option:  ______________

Exercise Price per Share:  $_____.___

Fair Market Value of a Share on Date of Option Grant:  $_____.___

Expiration Date:  _____________, [YEAR]  [DO NOT EXCEED TEN YEARS FROM GRANT]

Vesting Calculation Date:  _____________, [YEAR]

Vesting Schedule:  Your right to purchase share shall be subject to all of the terms of the attached Agreement and to both: (1) your meeting the performance-based vesting set forth on Schedule A attached hereto, and (2) time-based vesting of one-twelfth (1/12) of the total number of Shares covered by this Option, as shown above, shall vest on the 1st day of the month that is three full months from the Vesting Calculation Date and an additional one-twelfth (1/12) per quarter on the 1st day of each of quarter thereafter.  The resulting aggregate number of vested Shares will be rounded to the nearest whole number.  No Shares will vest after your Service has terminated for any reason.

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:

(Signature)

Company:

(Signature)

Title:

Attachment

W02-WEST:5GCS1\401685904.2

GRANT NO. ________

LENCO MOBILE, INC.

2009 EQUITY INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.  Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.

Nonstatutory Stock Option

This Option is not intended to be an Incentive Stock Option under section 422 of the Code and will be interpreted accordingly.

This Option is not intended to be deferred compensation under section 409A of the Code and will be interpreted accordingly.

Vesting	This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet.
Term

Your Option will expire in any event at the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet.  Your Option will expire earlier if your Service terminates, as described below.

Termination - General

If your Service terminates for any reason (except in the case of death or Disability of a California Participant), other than for Cause, then your Option will expire at the close of business at Company headquarters on the date that is ninety (90) days after your termination date.

Termination for Cause

If your Service is terminated for Cause or if you commit an act(s) of Cause while this Option is outstanding, as determined by the Committee in its sole discretion, then you shall immediately forfeit all rights to your Option and the Option shall immediately expire.

Death or Disability California Participants only

If you are a California Participant and your Service terminates because of your death or Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of your death or Disability.  During that six (6) month period, your estate or heirs may exercise the vested portion of your Option.

Leaves of Absence

For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Notice of Exercise

When you wish to exercise this Option, you must notify the Company by filing a “Notice of Exercise” form at the address given on the form.  Your notice must specify how many Shares you wish to purchase.  Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship).  The notice will be effective when it is received by the Company.

If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

When you submit your notice of exercise, you must include payment of the Exercise Price for the Shares you are purchasing.  Payment may be made in one (or a combination) of the following forms:

•

Cash, your personal check, a cashier’s check or a money order.

•

Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company.  The Fair Market Value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

•

To the extent a public market for the Shares exists as determined by the Company, by Cashless Exercise through delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes

You will be solely responsible for payment of any and all applicable taxes associated with this Option.

You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

Restrictions on Exercise and Resale

By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares.  The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation.  Notwithstanding anything to the contrary, this Option is granted on the condition that the Company’s stockholders approve the Plan prior to [DATE] 2010.  You understand and agree that this Option may not be exercised unless the Company's stockholders timely approve the Plan.  If the Company’s stockholders do not approve the Plan prior to [DATE], 2010, then this Option shall be immediately forfeited without consideration.  The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable, and any Shares acquired under this Option shall not be sold, if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities.  Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

You may also be required, as a condition of exercise of this Option, to enter into any Company stockholder agreement or other agreements that are applicable to stockholders.

The Company’s Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares.  If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.

The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.  The Company’s rights under this subsection shall be freely assignable, in whole or in part.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

The Company’s Right of First Refusal shall terminate in the event that Shares are listed on an established stock exchange or are quoted regularly on the OTC Bulletin Board.

Right of Repurchase

Following your Termination Date after termination of your Service for any reason, the Company shall have the right to purchase all of those Shares that you have or will acquire under this Option.  If the Company exercises its right to purchase such Shares, the purchase price shall be the Fair Market Value of those Shares on the date of purchase as determined by the Board of Directors and shall be paid in cash.  The Company will notify you of its intention to purchase such Shares, and will consummate the purchase within any time period established by applicable law.  The Company’s right of repurchase shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.  The Company’s rights under this subsection shall be freely assignable, in whole or in part. The Company’s right of repurchase shall terminate in the event that the Shares are listed on an established stock exchange or are quoted regularly on the OTC Bulletin Board.

Transfer of Option

Prior to your death, only you may exercise this Option.  You cannot transfer, assign, alienate, pledge, attach, sell, or encumber this Option.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will or it may be transferred by the laws of descent and distribution.  Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse’s interest in your Option in any other way.

Retention Rights

Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity.  The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your Option’s Shares has been issued.  No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Option (rounded down to the nearest whole number) and the Exercise Price per Share may be adjusted pursuant to the Plan.  Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

W02-WEST:5GCS1\401685904.2

LENCO MOBILE, INC.
NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION BY OPTIONEE

Lenco Mobile, Inc.
345 Chapala Street
Santa Barbara, CA  93101

Re:

Exercise of Nonstatutory Stock Option to Purchase Shares of Company Stock

   [PRINT NAME OF OPTIONEE]

Pursuant to the Nonstatutory Stock Option Agreement dated ___________________, ______ between Lenco Mobile, Inc., a Delaware corporation, (the “Company”) and me, made pursuant to the 2009 Equity Incentive Plan (the “Plan”), I hereby request to purchase _______ shares (whole number only) of common stock of the Company (the “Shares”), at the exercise price of $__________ per Share.  I am hereby making full payment of the aggregate exercise price by one or more of the following forms of payment in accordance with the whole number percentages that I have provided below.  I further understand and agree that I will timely satisfy any and all applicable tax withholding obligations as a condition of this Option exercise.

Percentage
of Payment

Form of Payment As Provided In the Nonstatutory Stock Option Agreement

%

Cash/My Personal Check/Cashier's Check/Money Order (payable to "Lenco Mobile, Inc.")

%

Surrender of Vested Shares (Valued At Their Fair Market Value) Owned
   100%

By Me For More Than Six (6) Months

Check one:

☐  The Shares certificate is to be issued and registered in my name only.

☐  The Shares certificate is to be issued and registered in my name and my spouse's name.

[PRINT SPOUSE'S NAME, IF CHECKING SECOND BOX]

Check one (if checked second box above):

☐ Community Property or ☐ Joint Tenants With Right of Survivorship

I acknowledge that I have received, understand and continue to be bound by all of the terms and conditions set forth in the Plan and in the Nonstatutory Stock Option Agreement.

Dated:  __________________

(Optionee's Signature)

(Spouse's Signature)**

**Spouse must sign this Notice of Exercise if listed above.

(Full Address)

(Full Address)

*THIS NOTICE OF EXERCISE MAY BE REVISED BY THE COMPANY AT ANY TIME WITHOUT NOTICE.

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